Exhibit 32.1

Certification of Chief Executive Officer pursuant to Sec. 906

In connection with the Quarterly Report of Foldera, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Lusk, Chief Executive Officer of the Company, certify, pursuant to 18U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006	/s/ Richard Lusk
Richard Lusk
Chief Executive Officer and President

Certification of Chief Financial Officer pursuant to Sec. 906

In connection with the Quarterly Report of Foldera, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Reid Dabney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006	/s/ Reid Dabney
Reid Dabney
Senior Vice President and Chief Financial Officer